B. RILEY DIVERSIFIED EQUITY FUND

a series of
WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated March 5, 2014
To the Fund’s Prospectus dated February 10, 2014

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On March 5, 2014, the Board of Trustees of the Trust approved the removal of the 2.00% redemption fee applicable to the Investor Class and Institutional Class shares of the B. Riley Diversified Equity Fund that are redeemed within 60 days of purchase.

The section entitled “Fees and Expenses of the Fund” on pages 1-2 of the prospectus is hereby replaced in its entirety by the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	Investor Class	Institutional Class
(fees paid directly from your investment)	Shares	Shares

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	None	None

Maximum deferred sales charges (load)
(as a percentage of the NAV at time of purchase)	None	None

Redemption Fee	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.25%	1.25%
Distribution (12b-1) and Service Fees	0.25%	None
Other Expenses(1)	0.35%	0.35%
Acquired Fund Fees and Expenses(1)	0.00%	0.00%

Total Annual Fund Operating Expenses	1.85%	1.60%
Fee Waiver and/or Expense Reimbursement(2)	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses (After Fee Waiver
and/or Expense Reimbursement)(2)	1.50%	1.25%

(1)	Based on estimated amounts for the current fiscal year. It is anticipated that Acquired Fund Fees and Expenses will be less than 0.01%.

(2)
B. Riley Asset Management, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.25% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by the Adviser or the Trust at any time after April 30, 2015. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the expense reimbursement is made within three years after the year in which the Adviser incurred the expense.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years
Investor Class Shares	$153	$548
Institutional Class Shares	$127	$471

Additionally, references to the 2.00% redemption fee elsewhere in the prospectus, including in the section entitled “Frequent Purchases and Redemptions” are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE